UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 6, 2026

Federal Home Loan Bank of Pittsburgh

(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

301 Grant Street, Suite 2000, Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 412-288-3400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On March 6, 2026, the Federal Home Loan Bank of Pittsburgh (Bank) received the Federal Housing Finance Agency’s (Finance Agency) non-objection to the Bank’s 2026 Executive Officer Incentive Compensation Plan (2026 Plan) and 2026 performance goals and total weighting for each goal (2026 Goals and Weighting) for the Bank’s Named Executive Officers (NEOs), as identified in the Bank’s 2025 Form 10-K filed with the Securities and Exchange Commission (SEC) on March 4, 2026 (2025 Form 10-K). The Bank’s Board of Directors (Board) previously approved the 2026 Plan and 2026 Goals and Weighting, subject to receipt of Finance Agency non-objection.

The 2026 Plan provides each NEO with an award opportunity based on achievement of the incentive goals described below under “2026 Goals and Weighting”. The 2026 Plan establishes the following award opportunities, which vary based on each NEO’s participant level and level of achievement, and are expressed in the following table as a percentage of base salary:

Participant Level	Principal Position	Threshold Incentive Award Opportunity	Target Incentive Award Opportunity	Maximum Incentive Award Opportunity
Level A	President and Chief Executive Officer	60%	80%	100%
Level B	Chief Banking Officer	55%	70%	85%
Level C	Chief Technology and Operations Officer* Chief Financial Officer	50%	65%	80%
Level D	General Counsel, Corporate Secretary and Ethics Officer	40%	55%	70%

* Note that the Chief Technology and Operations Officer retired from the Bank, effective January 27, 2026, and is eligible for certain compensation and benefits as a Bank retiree.

Following December 31, 2026, the Board will evaluate performance against the incentive goals and determine the total incentive award (if any) based on that performance. Any total incentive award will be divided into two parts: (1) a current incentive award; and (2) a deferred incentive award, payable in installments. The following table illustrates how the 2026 current incentive awards and deferred incentive award installments would be paid under the 2026 Plan:

Payment	Description	Payment Year*
Current Incentive Award	50% of total award	2027
Deferred Incentive Award installment	Up to 33 1/3% of deferred incentive award	2028
Deferred Incentive Award installment	Up to 33 1/3% of deferred incentive award	2029
Deferred Incentive Award installment	Up to 33 1/3% of deferred incentive award	2030

* Payment, if any, will be made no later than March 15 in the year indicated.

Payment of each deferred incentive award installment under the 2026 Plan is contingent on the Bank continuing to meet certain Bank performance criteria and the participant meeting his or her requirements of continued employment and satisfactory performance as set forth in the 2026 Plan.

2026 Goals and Weighting. The 2026 Goals and Weighting are as follows:

•
Optimize member use of core credit products and services by year-end. Core credit products and services include: advances, letters of credit, safekeeping, and Mortgage Partnership Finance® (MPF®) Program products (20% weighting);
•
Optimize member use of community products in 2026. Community products include the Affordable Housing Program (AHP)/Voluntary Housing Grant, Community Lending Program, Banking On Business, and First Front Door/First Front Door Keys (15% weighting);
•
Exceed the mortgage purchase housing goal requirement of 20% of mortgage purchases of loans made to low-income families and very low-income families or families in low-income areas (7.5% weighting);

•
Increase the number of AHP units awarded in the 2026 funding round. The goal defines affordable housing units as all AHP-eligible project/unit types including new construction, preservation, and rental and owner-occupied rehabilitation (7.5% weighting);
•
Profitability as measured by adjusted earnings relative to total Generally Accepted Accounting Principles capital in excess of full year average federal funds rate while remaining within identified risk parameters based on duration of equity and refunding risk operating targets (30% weighting); and
•
Technology and resiliency objectives as measured by three strategic milestones (20% weighting).

Adjusted earnings and other measures are as defined in the 2026 Plan.

“Mortgage Partnership Finance” and “MPF” are registered trademarks of the Federal Home Loan Bank of Chicago.

Clawback and Reduction of Awards. The 2026 Plan provides the Board with authority to adjust award amounts or reclaim award payments in certain circumstances and specifies that the Board will reduce the amount of any current incentive award and deferred incentive award installments if it determines that:

•
Operational errors or omissions result in material revisions to the financial results, information submitted to the Finance Agency, or data used to determine incentive award payment amounts;
•
The submission of information to the SEC, the Office of Finance, and/or the Finance Agency has not been provided in a timely manner; or
•
The Bank fails to make sufficient progress, as determined by the Finance Agency, in the timely remediation of examination, monitoring, and other supervisory findings and matters requiring executive management’s attention.

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The foregoing description of the 2026 Plan is qualified in its entirety by reference to the copy of the 2026 Executive Officer Incentive Compensation Plan attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No. Description

10.1 2026 Executive Officer Incentive Compensation Plan

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

March 12, 2026	By:	/s/ John A. Ott
Name: John A. Ott
Title: General Counsel, Corporate Secretary & Ethics Officer